                                                                    EXHIBIT 99.1

                              THE GNI GROUP, INC.
                             2525 BATTLEGROUND ROAD
                              POST OFFICE BOX 220
                             DEER PARK, TEXAS 77536

                             LETTER OF TRANSMITTAL
                   FOR 10 7/8% SERIES A SENIOR NOTES DUE 2005

                                EXCHANGE AGENT:
                    UNITED STATES TRUST COMPANY OF NEW YORK

                By Facsimile:                         By Registered or Certified Mail:
   United States Trust Company of New York         United States Trust Company of New York
               (212) 780-0592                            P.O. Box 844 Cooper Station
     Attention: Corporate Trust Services                New York, New York 10276-0844
                                                     Attention: Corporate Trust Services
            Confirm by telephone:
               (800) 548-6565
          By Hand before 4:30 p.m.:                By Overnight Courier and By Hand after
   United States Trust Company of New York            4:30 p.m. on the Expiration Date:
                111 Broadway                       United States Trust Company of New York
                 Lower Level                              770 Broadway, 13th Floor
          New York, New York 10006                        New York, New York 10003
     Attention: Corporate Trust Services             Attention: Corporate Trust Services

                     DELIVERY OF THIS LETTER OF TRANSMITTAL
                  TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                      WILL NOT CONSTITUTE A VALID DELIVERY


     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 20, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



     The undersigned acknowledges receipt of the Prospectus dated October 15, 1998 (the "Prospectus") of The GNI Group, Inc., a Delaware corporation (the "Company" and, together with the subsidiaries of the Company, the "Issuers") and this Letter of Transmittal for 10 7/8% Series A Senior Notes due 2005 which may be amended from time to time (this "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange, for each $1,000 in principal amount of its outstanding 10 7/8% Series A Senior Notes due 2005 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Restricted Notes"), $1,000 in principal amount of 10 7/8% Series B Senior Notes due 2005 (the "Exchange Notes").


     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.


     All holders of Restricted Notes who wish to tender their Restricted Notes must, prior to the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Restricted Notes or, if a tender of Restricted Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this

Letter. Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1).


     The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Titus H. Harris, III, Secretary of the Company at (281) 930-0350, The GNI Group, Inc., 2525 Battleground Road, Post Office Box 220, Deer Park, Texas 77536-0220.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.


     List in Box 1 below the Restricted Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Restricted Notes on a separate signed schedule and affix that schedule to this Letter.



--------------------------------------------------------------------------------------------
                                           BOX 1
                          TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),                 CERTIFICATE
                 (PLEASE FILL IN, IF BLANK)                            NUMBER(S)*
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                    TOTALS**
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
  * Need not be completed if Restricted Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated, the entire principal amount of Restricted Notes represented by a certificate or Book-Entry confirmation delivered to the Exchange Agent will be deemed to have been tendered.
--------------------------------------------------------------------------------------------



[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:



   Name of Tendering Institution:


   -----------------------------------------------------------------------------

   Account Number:


   -----------------------------------------------------------------------------

   Transaction Code Number:


   -----------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:



   Name(s) of Registered Owner(s):


   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:


   -----------------------------------------------------------------------------

   Window Ticket Number (if available):


   -----------------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery:


   -----------------------------------------------------------------------------

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuers the principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Restricted Notes tendered.



     The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Restricted Notes, with full power of substitution, to: (a) deliver certificates for such Restricted Notes; (b) deliver Restricted Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuers of the Restricted Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Restricted Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.



     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the assignment and transfer of the Restricted Notes tendered.



     The undersigned agrees that acceptance of any tendered Restricted Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Restricted Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes or (b) that it is an "affiliate" (as so defined) of the Issuers or of the initial purchasers in the original offering of the Restricted Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.


     The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.



     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Restricted Notes not tendered but represented by a certificate also encompassing Restricted Notes which are tendered) to the undersigned at the address set forth in Box 1.


     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


   Name of Tendering Institution:

   -----------------------------------------------------------------------------
   Account Number:

   -----------------------------------------------------------------------------
   Transaction Code Number:

   -----------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


   Name(s) of Registered Owner(s):

   -----------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:

   -----------------------------------------------------------------------------
   Window Ticket Number (if available):

   -----------------------------------------------------------------------------
   Name of Institution which Guaranteed Delivery:

   -----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

                                PLEASE SIGN HERE

                   WHETHER OR NOT RESTRICTED NOTES ARE BEING

                           PHYSICALLY TENDERED HEREBY

---------------------------------------------------    ---------------------------------------------------
  Signature(s) of Owner(s) or Authorized Signatory                             Date

           Area Code and Telephone Number:

---------------------------------------------------


This box must be signed by registered holder(s) of Restricted Notes as their name(s) appear(s) on certificate(s) for Restricted Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)


Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                                  (Include Zip Code)

Signature(s) Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
                             (If required by Instruction
3)                  (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

----------------------------------------------------------------------------------------------------------------------

TO BE COMPLETED BY ALL TENDERING HOLDERS
----------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------
  BOX 3                              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE      ----------------------------------
  SUBSTITUTE                         SPACE AT RIGHT AND CERTIFY BY SIGNING AND     SOCIAL SECURITY NUMBER OF
  FORM W-9                           DATING BELOW.                                 EMPLOYER IDENTIFICATION NUMBER
                                   -----------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE

  PAYOR'S REQUEST FOR TAXPAYER       PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACK-UP WITHHOLDING UNDER THE
IDENTIFICATION NUMBER (TIN)          PROVISIONS OF SECTION 2406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE (1) YOU
                                     HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACK-UP WITHHOLDING AS A RESULT OF
                                     FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE SERVICE
                                     HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACK-UP WITHHOLDING. [ ]
                                   -----------------------------------------------------------------------------------

                                     CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THE INFORMATION
                                     PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                     SIGNATURE: --------------------------------------       DATE:--------------
----------------------------------------------------------------------------------------------------------------------

                                     BOX 4

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


To be completed ONLY if certificates for Restricted Notes in a principal amount not exchanged, or Exchange Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.


ISSUE AND DELIVER:

(check appropriate boxes)


[ ] Restricted Notes not tendered


[ ] Exchange Notes, to:

Name
-----------------------------------------
                                    (Please Print)

-------------------------------------------------
                                   (Address)

Please complete the Substitute Form W-9 at Box 3

Tax I.D. or Social Security Number:

               -------------------------------------------------

                                     BOX 5

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


To be completed ONLY if certificates for Restricted Notes in a principal amount not exchanged, or Exchange Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.


Deliver:

(check appropriate boxes)


[ ] Restricted Notes not tendered


[ ] Exchange Notes, to:

Name
-----------------------------------------
                                    (Please Print)

-------------------------------------------------
                                   (Address)

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Restricted Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Restricted Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.



     Holders whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Restricted Notes and the principal amount of Restricted Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Restricted Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Restricted Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."



     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuers' counsel, would be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to particular Restricted Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Restricted Notes.


     Neither the Issuers, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.


     2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Senior Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Restricted Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Restricted Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Restricted Notes represented by a submitted certificate is tendered (or, in the case of Restricted Notes tendered by book-entry transfer, such non-exchanged Restricted Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).



     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective with respect to the tender of Restricted Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Restricted Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Restricted Notes; (iii) contain a description of the Restricted Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Restricted Notes and the principal amount of Restricted Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).



     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Restricted Notes, without alteration, enlargement or any change whatsoever.



     If any of the Restricted Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Restricted Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.



     If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Restricted Notes are tendered; and/or (ii) untendered Restricted Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Restricted Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.


     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuers.


     Signatures on this Letter must be guaranteed by an Eligible Institution, unless Restricted Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Restricted Notes are registered in the name of a person other than the signer of this Letter, the Restricted Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.



     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Restricted Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.



     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Restricted Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.


     Under federal income tax laws, payments that may be made by the Issuers on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Restricted Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.



     6. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Restricted Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Restricted Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.


     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.


     7. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Restricted Notes tendered.



     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.


     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.


     IMPORTANT: This Letter (together with certificates representing tendered Restricted Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).